                                                                      EXHIBIT 21
                                                                      ==========

                        FLUOR CORPORATION SUBSIDIARIES

                                                          Organized
   Name of Company                                      Under Laws of
   ===============                                      =============
FLUOR CORPORATION (Subsidiaries 1)                      Delaware

   American Construction Equipment Company, Inc.        California
   American Equipment Company, Inc.                     S. Carolina
      AMECO Services Inc.                               Delaware
         AMEC Equipment Licensing                       France
      S & R Equipment Co., Inc.                         Ohio
   Apex Coal Company                                    Virginia
   Claiborne Fuels, Inc.                                California
   Coral Drilling, C.A.                                 Venezuela
   Daniel International Corporation                     S. Carolina
      Daniel Navarra, S.A.                              Spain
      Fluor Daniel Engineering, Inc.                    Ohio
      Materiales y Equipos Auxiliares para la
         Construccion, S.A.                             Spain
   FD Services, Inc.                                    California
      Norfolk Maintenance Corporation                   California
   Fluor Abadan Limited                                 Bermuda
   Fluor Atlantic Limited                               Bermuda
   Fluor Continental Limited                            Bermuda
   FD Engineers & Constructors, Inc.                    California
      Acquion, Inc.                                     California
      Fluor Constructors International, Inc.            California
         Fluor Constructors Canada Ltd.                 Canada
         Fluor Constructors Indonesia, Inc.             California
         Fluor Management and Technical Services, Inc.  California
      Fluor Daniel America, Ltda.                       California
      Fluor Daniel Engineers & Consultants Ltd.         Mauritius
      Fluor Daniel, Inc.                                California
         ADP Fluor Daniel, Inc.                         Arizona
            ADP/FD of Nevada, Inc.                      Nevada
            ADP/Fluor Daniel International, Inc.        Delaware
         ADP/Marshall, LLC (2)                          Delaware
         Applied Recruiting Company                     Texas
         Efdee Connecticut Architects, Inc.             Connecticut
         Efdee Engineering Corporation                  N. Carolina
         Efdee Mississippi Architects, A Professional
            Association                                 Mississippi
         Efdee New York Engineers & Architects P.C.     New York
         Encee Architecture Services, P.C.              N. Carolina
         FD Mexico, Inc.                                Delaware
         FDAE Corporation                               New Jersey
         FDEE Consulting, Inc.                          California
         FDHM, Inc.                                     California
         FD/MK Limited Liability Company (3)            Delaware
         Fluor Daniel, Inc. - Philippines               Philippines
         Fluor Daniel Fernald, Inc.                     California
            Fluor Environmental Resources Management
               Services, Inc.                           Delaware

                                                              Organized
   Name of Company                                          Under Laws of
   ===============                                          =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

         Fluor Chile, Inc.                                  California
            Fluor Daniel Chile Ingenieria y Con-
               struccion S.A.                               Chile
            Ingenieria y Construcciones Fluor Daniel
               Chile Limitada                               Chile
         Fluor Colombia Limited                             Delaware
         Fluor Cyprus Limited                               Cyprus
         Fluor Daniel, a Professional Architectural
            Corporation                                     Louisiana
         Fluor Daniel A&E Services, Inc.                    California
         Fluor Daniel Alaska, Inc.                          Alaska
         Fluor Daniel Alumatech, Inc.                       Delaware
         Fluor Daniel Asia, Inc.                            California
            P.T. Nusantara Power Services (2)               Indonesia
         Fluor Daniel Brasil Engenharia e Servicos Ltda.    Brazil
         Fluor Daniel B.V.                                  Netherlands
            Acquion B.V.                                    Netherlands
            Fluor Daniel Consultants B.V.                   Netherlands
            Fluor Daniel Engineering and Construction
               Services Limited                             Turkey
            International Refinery Contractors C.V.(4)      Netherlands
            International Refinery Contractors B.V.(5)      Netherlands
            Prochem S.A.(6)                                 Poland
            Prosynchem Sp.z o.o.                            Poland
            Surplus International Management Services
              (SIMS) B.V.                                   Netherlands
            Technical Resource Services B.V.                Netherlands
         Fluor Daniel Belgium, N.V.                         Belgium
         Fluor Daniel Canada, Inc.                          Canada
            Soana Holdings Ltd.                             Canada
               Fluor Daniel Wright Ltd.                     Canada
                  Compania Minera Explowel                  Ecuador
                  Lynx Geosystems Inc.                      Canada
                  Saskwright Engineers Limited              Canada
                  Wright Engineers (Chile) Limitada         Chile
                  Wright Engineers Limitada Peru            Peru
                  Wright Engineers Pty. Limited             Australia
            TRS Recruiting Services Canada, Inc.            Canada
            Wright Engineers (International) Limited        Bermuda
         Fluor Daniel Caribbean, Inc.                       Delaware
            Daniel Construction Company, Inc.               Tennessee
            Daniel/McCarthy Limited                         Ireland
               Daniel/McCarthy International Limited        Ireland
            DMIS, Inc.                                      S. Carolina
            Facility & Plant Services, Inc.                 S. Carolina


                                                            Organized
   Name of Company                                        Under Laws of
   ===============                                        =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

            Fluor Daniel Export Services, Inc.            Delaware
            Fluor Daniel International (Malaysia)
               Sdn. Bhd.                                  Malaysia
            Fluor Daniel Maintenance Services, Inc.       Delaware
            Fluor Daniel Services Corporation             Delaware
         Fluor Daniel China, Inc.                         California
         Fluor Daniel China Services, Inc.                California
         Fluor Daniel China Technology, Inc.              California
         Fluor Daniel Coal Services International, Inc.   Delaware
         Fluor Daniel Construction Company                California
         Fluor Daniel Development Corporation             California
            Crown Energy Company                          New Jersey
            Fluor Daniel Modesto, Inc.                    California
            Fluor Daniel Temecula, Inc.                   California
            Fluor Daniel Tempe, Inc.                      California
               Fluor Daniel Ada, Inc.(5)                  Idaho
            Gloucester Limited, Inc.                      California
            Gloucester Limited II, Inc.                   California
            Tarrant Energy, Inc.                          California
         Fluor Daniel Eastern, Inc.                       California
            P.T. Fluor Daniel Indonesia                   Indonesia
         Fluor Daniel Energy Investments, Inc.            Delaware
         Fluor Daniel Engineers & Constructors, Inc.      Delaware
            Fluor Daniel Project Consultants
               (Shenzhen) Co., Ltd.                       P.R.C.
         Fluor Daniel Engineers & Constructors, Ltd.      California
            AEC International, Ltd. (3)                   Korea
            Project Administrative Services, Limited(5)   Hong Kong
         Fluor Daniel Environmental Strategies, Inc.      Delaware
         Fluor Daniel Espana, S.A.                        California
            Daniel International (Saudi Arabia) Ltd.      Saudi Arabia
            Fluor Arabia Limited (5)                      Saudi Arabia
         Fluor Daniel Eurasia, Inc.                       California
         Fluor Daniel Florida Rail, Inc.                  Delaware
         Fluor Daniel GmbH                                West Germany
         Fluor Daniel Group, Inc.                         Delaware
            Chemgineering Holding Company GmbH (7)        Switzerland
               Fluor Daniel Chemgineering (8)             Switzerland
         Fluor Daniel GTI, Inc. (9)                       Delaware
         Fluor Daniel Hanford, Inc.                       Washington
         Fluor Daniel India, Inc.                         California
         Fluor Daniel International Limited               U.K.
            Fluor Daniel Limited                          U.K.
            Fluor Norge A/S                               Norway
            Fluor Ocean Services Limited                  U.K.
            Management Resource Group PLC (The)           U.K.
            TRS Staffing Solutions (U.K.) Ltd.            U.K.


                                                            Organized
   Name of Company                                        Under Laws of
   ===============                                        =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

         Fluor Daniel (Japan) Inc.                         Japan
         Fluor Daniel Kft.                                 Hungary
         Fluor Daniel Latin America, Inc.                  California
         Fluor-Daniel (Malaysia) Sdn. Bhd.                 Malaysia
         Fluor Daniel Mexico S.A.                          California
            ICA-Fluor Daniel, S. de R.L. de C.V. (10)      Mexico
         Fluor Daniel Northwest, Inc.                      Washington
         Fluor Daniel Northwest Services, Inc.             Washington
         Ameco Services, S. de R.L. de C.V.                Mexico
         TRS International Group, S. de R.L. de C.V.       Mexico
         Fluor Daniel Mining & Metals, Ltd.                California
         Fluor Daniel Pty. Ltd.                            Australia
            Civil and Mechanical Maintenance Pty. Ltd.     Australia
            Fluor Daniel Constructors Pty. Ltd.            Australia
            Fluor Daniel Power & Maintenance
               Services Pty. Ltd.                          Australia
                  Fluor Daniel Gas Services Pty. Ltd.      Australia
            Fluor Daniel (Qld) Pty. Ltd.                   Australia
            TRS International Group Pty. Ltd.              Australia
         Fluor Daniel New Zealand Limited                  California
         Fluor Daniel (NPOSR), Inc.                        Delaware
         Fluor Daniel Overland Express, Inc.               Delaware
         Fluor Daniel Overseas, Inc.                       California
         Fluor Daniel P.R.C., Ltd.                         California
         Fluor Daniel Pacific, Inc.                        California
         Fluor Daniel Properties Limited                   U.K.
         Fluor Daniel Pulp & Paper, Inc.                   California
         Fluor Daniel S.A.                                 France
         Fluor Daniel, S.A.                                Spain
         Fluor Daniel Sales Corporation                    West Indies
         Fluor Daniel South America Limited                California
         Fluor Daniel South East Asia, Ltd.                California
         Fluor Daniel Southeast, Inc.                      California
         Fluor Daniel Technical Services, Inc.             Texas
         Fluor Daniel Thailand, Ltd.                       California
         Fluor-Doris, Inc.                                 Texas
         Fluor Engineers, Inc.                             Delaware
            Tecnofluor, C.A. (11)                          Venezuela
            Tecnoconsult Ingenieros Consultores, S.A.(11)  Venezuela
         Fluor Egypt                                       Egypt
         Fluor Engineering Corporation                     Michigan
         Fluor Hong Kong Limited                           Hong Kong
         Fluor Indonesia, Inc.                             California
            P.T. Panca Perintis Indonesia                  Indonesia
         Fluor International, Inc.                         California


                                                             Organized
   Name of Company                                         Under Laws of
   ===============                                         =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

         Fluor International Limited                         Bermuda
         Fluor Iran                                          Iran
         Fluor Italia S.r.l.                                 Italy
         Fluor-Korea Corporation, Ltd. (The)                 Korea
         Fluor Mideast Limited                               Bermuda
         Fluor Ocean Services International, Inc.            California
         Fluor Plant Services International, Inc.            California
         Fluor Plant Services International Ltd.             Bermuda
            Fluor International Nigeria Limited              Nigeria
         Fluor Technical Services Limited                    California
         Fluor Texas, Inc.                                   Texas
         Fluor Venezuela, S.A.                               Venezuela
         Fluorven Limited                                    California
         Knightsford Limited                                 Guernsey
         Marshall Contractors, Inc.                          Rhode Island
         Nutmeg Valley Resources, Inc.                       California
         Ranhill-Fluor Daniel Sdn. Bhd.                      Malaysia
         Rienzi Limited                                      Guernsey
         Red Tower Limited                                   Guernsey
         Rippleshell Limited                                 Guernsey
         Soli.Flo, LLC (12)                                  Delaware
            Soli.Flo, Inc.                                   California
               Soli.Flo Partners, L.P.                       California
         Stanhope Management Services Limited                U.K.
         TDF, Inc.                                           California
         Venezco, Inc.                                       California
         Whidbey Services Co.                                Nevada
         Williams Brothers Engineering Company               Delaware
            Fluor Daniel Argentina, Inc.                     Delaware
            Williams Brothers Engineering Limited            U.K.
            Williams Brothers Engineering Pty. Ltd.          Australia
            Williams Brothers International Limited          Guernsey
            Williams Brothers Petroleum Services, Inc.       Delaware
            Williams Brothers Process Services, Inc.         Delaware
         Wilmore/Fluor Modesto LLC (5)                       California
         Wireless Engineering Services Group, LLC (5)        Delaware
         Wright Engineers, Inc.                              Nevada
      Fluor Daniel India Private Limited                     India
      Fluor Daniel Offshore Ltd.                             Mauritius
      Fluor Daniel Telecommunications Corporation            California
      Indo-Mauritian Affiliates Limited                      Mauritius
      Power Maintenance Services, Inc.                       Delaware
      Strategic Organizational Systems Enterprises, Inc.     California


                                                            Organized
   Name of Company                                        Under Laws of
   ===============                                        =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Strategic Organizational Systems Enterprises, Inc. (cont'd.)

         Strategic Organizational Systems Construction
            Division, Inc.                              California
         Strategic Organizational Systems Environ-
            mental Division, Inc.                       Oklahoma
         Strategic Organizational Systems Environ-
            mental Division, Inc.                       Louisiana
         Strategic Organizational Systems Environ-
            mental Engineering Division, Inc.           Texas
              SOS International, Inc.                   Alabama
              Strategic Organizational Systems
                Environmental Engineering
                California Division, Inc.               California
         Strategic Organizational Systems Southern
            California Division Inc.                    California
      TRS International Payroll Co.                     Texas
      TRS Staffing Solutions, Inc.                      S. Carolina
         Corico Corporation                             N. Hampshire
              The Consol Group, Inc. (14)               N. Hampshire
         Contract Solutions - Boston LLC (14)           Massachusetts
         Contract Solutions, Inc.                       N. Hampshire
              The Consol Group, Inc. (14)               N. Hampshire
              Contract Solutions - Boston LLC (15)      Massachusetts
         Corico Office Professionals, Inc.              N. Hampshire
              The Consol Group, Inc. (14)               N. Hampshire
         TRS International Group, Inc.                  Delaware
         TRS International Group Asia Pacific, Inc.     California
         TRS Management Resources, Inc.                 S. Carolina
   Fluor Daniel Illinois, Inc.                          Delaware
   Fluor Daniel Intercontinental, Inc.                  California
      Fluor Daniel Nigeria Limited (13)                 Nigeria
   Fluor Daniel Venture Group, Inc.                     California
      Fluor Gulf Communications, Inc.                   California
      Micogen Inc.                                      California
      Micogen Limited I, Inc.                           California
      Micogen Limited II, Inc.                          California
      United Nuclear Services, Inc.                     Ohio
      Soli.Flo LLC (12)                                 Delaware
      Springfield Resource Recovery, Inc.               Mass.
   Fluor Distribution Companies, Inc.                   California
   Fluor Mideast Limited                                California
   Fluor (Nigeria) Limited                              Nigeria
   Fluor Oil and Gas Corporation                        California
   Fluor Real Estate Services, Inc.                     Delaware
   Fluor Reinsurance Investments, Inc.                  Delaware
   FRES, Inc.                                           Delaware
   Micogen Limited III, Inc.                            California
   Middle East Fluor                                    California
   Pinnacle Insurance Co., Inc.                         Hawaii
   St. Joe Carbon Fuels Corporation                     Delaware


                                                            Organized
   Name of Company                                        Under Laws of
   ===============                                        =============
Fluor Corporation (continued)
   SJM Holding Corporation
      Allegheny Coal Corporation
         Massey Coal Company (partnership)
           A. T. Massey Coal Company, Inc. (continued)
                Aracoma Coal Company, Inc.                W. Virginia
                Barnabus Land Company                     W. Virginia
                Ben Creek Coal Company                    W. Virginia
                Big Bear Mining Company                   W. Virginia
                Black Knight Mine Development Co.         W. Virginia
                Boone East Development Co.                W. Virginia
                Boone West Development Co.                W. Virginia
                Cabinawa Mining Company                   W. Virginia
                Central Penn Energy Company, Inc.         Pennsylvania
                Central West Virginia Energy Company      W. Virginia
                Ceres Land Company                        W. Virginia
                Cline & Chambers Coal Company, Inc.       Kentucky
                Dehue Coal Company                        W. Virginia
                Douglas Pocahontas Coal Corporation       W. Virginia
                DRIH Corporation                          Delaware
                Duchess Coal Company                      W. Virginia
                Elk Run Coal Company, Inc.                W. Virginia
                   Appalachian Capital Management Corp.   W. Virginia
                   Bishop Mine Development Co.            W. Virginia
                   Black Castle Mine Development Co.      W. Virginia
                   Black King Mine Development Co.        W. Virginia
                   Chess Processing Company               W. Virginia
                   Marfork Coal Company, Inc.             W. Virginia
                      Continuity Venture Capital Corp.    W. Virginia
                      Progressive Venture Capital Corp.   W. Virginia
                   Massey Capital Management Corp.        W. Virginia
                   Massey New Era Capital Corp.           W. Virginia
                   New Massey Capital Corp.               W. Virginia
                   Preferred Management Capital Corp.     W. Virginia
                   Rawl Sales Venture Capital Corp.       W. Virginia
                   Sprouse Creek Venture Capital Corp.    W. Virginia
                   Support Mining Company                 W. Virginia
                Federal Development Corporation           W. Virginia
                Goals Coal Company                        W. Virginia
                Green Valley Coal Company                 W. Virginia
                Haden Farms, Inc.                         Virginia
                Hazy Ridge Coal Company                   W. Virginia
                Hillsboro Coal Company                    Pennsylvania
                Hopkins Creek Coal Company                Kentucky
                Imec, Inc.                                Kentucky
                Independence Coal Company, Inc.           W. Virginia
                Jacks Branch Coal Company                 W. Virginia
                Joboner Coal Company                      Kentucky
                Lauren Land Company                       Kentucky
                Lewco Development Company                 W. Virginia
                Lick Branch Coal Company                  W. Virginia
                Long Fork Coal Company                    Kentucky

                                                       Organized
   Name of Company                                   Under Laws of
   ===============                                   =============
Fluor Corporation
   SJM Holding Corporation
      Allegheny Coal Corporation
         Massey Coal Company (partnership)
            A. T. Massey Coal Company, Inc.
               Long Fork Coal Company (continued)
                  Bandytown Coal Company                W. Virginia
                  Eagle Energy, Inc.                    W. Virginia
               Martin County Coal Corporation           Kentucky
                  Pilgrim Mining Company, Inc.          Kentucky
               Massey Coal Sales Company, Inc.          Virginia
               Massey Coal Services, Inc.               W. Virginia
               Massey Consulting Services, Inc.         Virgina
               Massey Fuels Corporation                 Virginia
               Menefee Land Company, Inc.               Colorado
               New Ridge Mining Company                 Kentucky
               Nicco Corporation                        W. Virginia
                  Majestic Mining, Inc.                 Texas
               Omar Mining Company                      W. Virginia
               Peerless Eagle Coal Co.                  W. Virginia
               Pennsylvania Mine Services, Inc.         Pennsylvania
                  Mine Maintenance, Inc.                Pennsylvania
               Performance Coal Company                 W. Virginia
                  Continuity Venture Capital Corp.      W. Virginia
                  SPM Capital Management Corp.          W. Virginia
               Rawl Sales & Processing Co.              W. Virginia
                  Capstan Mining Company                Colorado
                  Feats Venture Capital Corp.           W. Virginia
                  Lynn Branch Coal Company, Inc.        W. Virginia
                  Massey Coal Capital Corp.             W. Virginia
                  Massey New Era Capital Corp.          W. Virginia
                  New Massey Capital Corp.              W. Virginia
                  Preferred Management Capital Corp.    W. Virginia
                  Rawl Sales Venture Capital Corp.      W. Virginia
                  Sprouse Creek Venture Capital Corp.   W. Virginia
                  Sun Coal Company, Inc.                Colorado
                  Sycamore Fuels, Inc.                  W. Virginia
                     Crystal Fuels Company              W. Virginia
               Road Fork Development Company, Inc.      Kentucky
               Robinson-Phillips Coal Company           W. Virginia
               Rockridge Coal Company                   W. Virginia
               Rum Creek Coal Sales, Inc.               W. Virginia
                  Vantage Mining Company                Kentucky
               Russell Fork Coal Company                W. Virginia
               SC Coal Corporation                      Delaware
               Shannon-Pocahontas Coal Corporation      W. Virginia
               Sidney Coal Company, Inc.                Kentucky
               Stirrat Coal Company                     W. Virginia
               Stone Mining Company                     Kentucky
               T.C.H. Coal Co.                          Kentucky
               Tennessee Consolidated Coal Company      Tennessee

                                                        Organized
   Name of Company                                   Under Laws of
   ===============                                   =============
Fluor Corporation
   SJM Holding Corporation
      Allegheny Coal Corporation
         Massey Coal Company (partnership)
            A. T. Massey Coal Company, Inc.
               Tennessee Consolidated Coal Company   (continued)
                  Chestnut Coal Company, Inc.           Tennessee
                  Tennessee Energy Corp.                Tennessee
               Town Creek Coal Company                  W. Virginia
               Tug Valley Land Company, Inc.            W. Virginia
               Vesta Mining Company                     Pennsylvania
               White Buck Coal Company                  W. Virginia
               Williams Mountain Coal Company           W. Virginia
               Wyomac Coal Company, Inc.                W. Virginia
      Compania Minera San Jose del Peru S.A.            Peru
      Mineral Resource Development Corporation          Delaware
      Robil International Corporation                   Delaware
      St. Joe Erzbergbaugesellschaft m.b.H.             Austria
      St. Joe Exploracion Minera Inc.                   Delaware
         St. Joe Exploracion Minera Inc.y Cia., S.R.C.  Spain
      St. Joe Luisito de Oro Inc.                       Delaware
         St. Joe Luisito de Oro Inc. y Cia. S.R.C.      Spain
      St. Joe Minera de Espana, S.A.                    Spain
      St. Joe South Pacific Pty. Limited                Australia
         St. Joe Bonaparte Pty. Limited                 Australia
      St. Joe International Petroleum Corporation       Delaware
         St. Joe Egypt Exploration Corporation          Delaware
      St. Joe Minerals Corporation & Cia.               Brazil
         Coral Empreendimentos e Participacoes Ltda.    Brazil
            Comercial de Minerios do Sul do
               Para Ltda. - COMIPA                      Brazil
            Mineracao Alabastro Ltda.                   Brazil
            Mineracao Sao Felix Ltda.                   Brazil
   United Plant Services, Inc.                          Delaware
   WODECO Nigeria Limited                               Nigeria
   Zenith Coal Company, Inc.                            S. Carolina
   ----------------------------                         ------------

(1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary
(2) 40% ownership
(3) 51% ownership
(4) 49.50% ownership
(5) 50% ownership
(6) 35% ownership
(7) 45% ownership
(8) 19.99% ownership
(9) 25% ownership
(10) 49% ownership
(11) 19.99% ownership
(12) 25% ownership
(13) 60% ownership
(14) 33 1/3% ownership
(15) 66 2/3% ownership